united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2735

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

2020
Semi-Annual Report
AL FRANK FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.alfrankfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Semi-Annual Report – Shareholder Letter

After a very good absolute return year in 2019, returns for The Al Frank Fund (VALUX) in Q1 2020 were dismal, as COVID-19 spread across the globe, forcing social distancing and sheltering-in-place edicts across the planet that led to world-wide economic downturns of epic proportions. Of course, Washington and Central Banks around the world were quick to provide massive stimulus to help limit the magnitude of the resulting recessions and keep the financial markets functioning, while equities again proved in Q2 2020 why time in the market trumps market timing.

Indeed, stocks posted a massive three-month rebound, with the Russell 3000 Value index seeing its best quarterly gains since 2009, while the S&P 500 posted its greatest advance in more than two decades. To be sure, the massive rally flummoxed many Wall Street professionals who seemingly spent the quarter on the sidelines while warning of an apparent disconnect between what the market was doing and what was happening in the economy.

Of course, these supposed experts were of the mind that the market had it right when the average stock declined by 40%+ from February 19 to March 23, even as corporate insiders were vehemently arguing to the contrary with their pocketbooks, buying back company stock at the third greatest clip since 1988 during March. Needless to say, the devastation inflicted by COVID-19 and the resulting Great Lockdown during that frightening five-week Bear Market discounted a lot of bad news, with some predicting seven-figure U.S. death counts and Great Depression II that now both appear very unlikely.

Obviously, we are still deep in the virus woods today, with more than a few U.S. states reporting record new COVID-19 cases and various governors rescinding/altering/delaying reopening plans, but there also has been positive news on the medical front. An experimental COVID-19 vaccine being developed by the drug giant Pfizer and the biotech firm BioNTech spurred immune responses in healthy patients, with two of four investigational vaccine candidates receiving Fast Track designation from the U.S. Food and Drug Administration. We also note that Inovio said that its vaccine candidate led to “immunological response rates” in 34 of 36 patients in a Phase 1 trial, Gilead Sciences disclosed that its antiviral remdesivir was associated with a 62% reduction in deaths in patients with severe Covid-19 and Moderna reported that its coronavirus vaccine produced “robust” immune responses in all 45 patients in its early stage trials.

And, despite a horrendous hit to U.S. Gross Domestic Product in the second quarter, more recent domestic economic statistics suggest a sizable economic rebound will occur in the third quarter. True, the numbers are bouncing back from a very low base, but data on home sales,

3913-NLD-8/6/2020

consumer spending, retail sales, auto sales, consumer confidence and the health of the manufacturing and service sectors have been surprisingly upbeat.

No doubt, the driver of near-term equity market movements will be developments on the health front, so we are braced for continued significant volatility as case counts rise. But we will remain resolute in our disciplined and patient value-oriented investment approach, as the equity markets have managed to persevere through plenty of scary events over the long term.

At the risk of appearing callous, our focus today, as always, must remain on the investment prospects of the U.S. equity markets in general and our broadly diversified Al Frank Fund portfolio of what we believe to be undervalued stocks in particular. While we have made modest tweaks to our portfolio holdings this year, as has been the case for all of the more than 22 years of our VALUX management, we have not altered our value-based strategy nor did we somehow think that we could sidestep the five-week downturn and reestablish our positions when an “all-clear” signal was given.

Alas, they do not ring a bell at the bottom, and we suspect that those who headed for the COVID-19 equity-market exits in March are hardly more comfortable buying back in today. Sadly, as Peter Lynch once said, “Far more money has been lost preparing for market corrections than has been lost in the corrections themselves.”

We do not mean to suggest that near-term market action will be to the upside and we know that tensions with China and the upcoming November election are two additional uncertainties with which the market must contend, so we respect that inevitable trips south are part of the investment process. Still, we can’t forget that the Federal Reserve continues to do all that it can to provide support to the financial system, with Jerome H. Powell & Co. likely to keep interest rates near zero for as far as the eye can see, even with a sizable jump in U.S. GDP projected next year.

Those microscopic interest rates also mean that yields on investments in competition with stocks are paltry, with money held in cash or the typical brokerage house money market fund now offering a 0.01% yield, an annual rate of return that if maintained for 6,932 years would see an investor’s principal double in value!

Yes, we realize that equities are risky, assuming one equates volatility with risk, but we find it fascinating that money continues to be shoveled into money market funds and low-yielding fixed income investments (bonds are not exactly risk-free, especially these days). And, it is reassuring that folks seem to have little affection for stocks, especially when the historical evidence suggests a preponderance of Bearish sentiment is an equity market “Buy” signal.

3913-NLD-8/6/2020

We know that many investors fixate on short-term events and COVID-19 uncertainties remain off the charts, but we agree with the reminder offered back in May by Stocks for the Long Run author and Wharton professor Jeremy Siegel, “More than 90% of the value of stocks is from earnings more than 12 months in the future.” Happily, after a dismal 2020, earnings growth for Corporate America is likely to resume in 2021.

We appreciate the loyalty and trust you have put in our management and we do not take the recent markets gyrations lightly. We are invested right alongside our Al Frank Fund shareholders and we note that the only problem with market timing is getting the timing right!

3913-NLD-8/6/2020

Al Frank Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmark:

			Annualized
					Since Inception	Since Inception
	Six Months	One Year	Five Year	Ten Year	(1/2/98)	(4/30/06)
Al Frank Fund - Investor Class**	(14.88)%	(5.71)%	4.48%	9.80%	9.15%	N/A
Al Frank Fund - Advisor Class***	(14.81)%	(5.50)%	4.74%	10.07%	N/A	4.94%
S&P 500® Total Return Index****	(3.08)%	7.51%	10.73%	13.99%	7.29%	8.52%
Russell 3000® Total Return Index*****	(16.74)%	(9.42)%	4.41%	10.23%	6.42%	5.50%

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would have been reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would have been reduced.

*	Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.63% for the Investor Class and 1.38% for the Advisor Class, respectively, per the May 1, 2020 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

**	Commencement of operations on January 2, 1998.

***	Commencement of operations on April 30, 2006.

****	The S&P 500® Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. You cannot invest directly in an index.

*****	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. You cannot invest directly in an index.

Holdings By Asset Class as of June 30, 2020	% of Net Assets
Information Technology	24.46%
Financials	13.95%
Health Care	12.57%
Industrials	11.94%
Consumer Discretionary	7.65%
Communication Services	7.47%
Consumer Staples	6.29%
Materials	5.27%
Real Estate	4.02%
Energy	3.14%
Utilities	0.12%
Other, Cash & Cash Equivalents	3.12%
100.00%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)

Shares		Value
	COMMON STOCKS - 96.88%
	COMMUNICATION SERVICES - 7.47%
	Internet - 2.16%
900	Alphabet, Inc. (a)	$1,272,249

	Media - 3.41%
20,000	Comcast Corp. - Class A	779,600
11,000	Walt Disney Co. (The)	1,226,610
		2,006,210
	Telecommunications - 1.90%
17,000	AT&T, Inc.	513,910
11,000	Verizon Commnunications, Inc.	606,430
		1,120,340
	Total Communication Services (Cost $2,404,375)	4,398,799

	CONSUMER DISCRETIONARY - 7.65%
	Auto Manufacturers - 0.97%
22,500	General Motors Co.	569,250

	Home Builders - 1.76%
29,000	MDC Holdings, Inc.	1,035,300

	Home Furnishings - 1.43%
6,500	Whirlpool Corp.	841,945

	Leisure Time - 0.85%
10,000	Royal Caribbean Cruises Ltd.	503,000

	Retail - 2.64%
20,000	Foot Locker, Inc.	583,200
12,000	Kohl’s Corp.	249,240
6,000	Target Corp.	719,580
		1,552,020
	Total Consumer Discretionary (Cost $3,455,450)	4,501,515

	CONSUMER STAPLES - 6.29%
	Agriculture - 1.86%
27,500	Archer-Daniels-Midland Co.	1,097,250

	Food - 2.26%
20,000	Kroger Co. (The)	677,000
11,000	Tyson Foods, Inc. - Class A	656,810
		1,333,810
	Retail - 2.17%
8,900	Walgreens Boots Alliance, Inc.	377,271
7,500	Wal-Mart, Inc.	898,350
		1,275,621
	Total Consumer Staples (Cost $2,221,419)	3,706,681

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)(Continued)

Shares		Value
	ENERGY - 3.14%
	Oil & Gas - 2.22%
11,500	Exxon Mobil Corp.	$514,280
17,000	Total SA - ADR (b)	653,820
70,000	Tsakos Energy Navigation Ltd.	140,700
		1,308,800
	Transportation - 0.92%
58,000	SFL Corp. Ltd.	538,820

	Total Energy (Cost $2,229,307)	1,847,620

	FINANCIALS - 13.95%
	Banks - 10.26%
30,000	Bank of America Corp.	712,500
30,000	Fifth Third Bancorp.	578,400
4,500	Goldman Sachs Group, Inc. (The)	889,290
13,500	JPMorgan Chase & Co.	1,269,810
60,000	Old National Bancorp	825,600
7,500	PNC Financial Services Group, Inc. (The)	789,075
26,000	Truist Financial Corp.	976,300
		6,040,975
	Diversified Financial Services - 1.38%
13,000	Capital One Financial Corp.	813,670

	Insurance - 2.31%
18,000	MetLife, Inc.	657,360
11,500	Prudential Financial, Inc.	700,350
		1,357,710
	Total Financials (Cost $5,918,652)	8,212,355

	HEALTH CARE - 12.57%
	Biotechnology - 3.74%
6,500	Amgen, Inc.	1,533,090
2,500	Biogen, Inc. (a)	668,875
		2,201,965
	Health Care Products - 3.43%
8,500	Abbott Laboratories	777,155
7,000	Medtronic PLC	641,900
5,000	Zimmer Biomet Holdings, Inc.	596,800
		2,015,855
	Health Care Services - 0.00% ^
1	Encompass Health Corp.	62

	Pharmaceuticals - 5.40%
11,200	Cardinal Health, Inc.	584,528
6,702	CVS Health Corp.	435,429
7,500	Johnson & Johnson	1,054,725
8,000	Merck & Co, Inc.	618,640

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)(Continued)

Shares		Value
	HEALTH CARE - 12.57% (Continued)
	Pharmaceuticals - 5.40% (Continued)
15,000	Pfizer, Inc.	$490,500
		3,183,822
	Total Health Care (Cost $5,346,459)	7,401,704

	INDUSTRIALS - 11.94%
	Airlines - 0.76%
16,000	Delta Air Lines, Inc.	448,800

	Auto Manufacturers - 1.62%
5,500	Cummins, Inc.	952,930

	Commercial Services - 1.40%
12,000	ManpowerGroup, Inc.	825,000

	Machinery- Construction & Mining - 1.72%
8,000	Caterpillar, Inc.	1,012,000

	Machinery- Diversified - 1.87%
7,000	Deere & Co.	1,100,050

	Miscellaneous Manufacturing - 1.86%
12,500	Eaton Corp. PLC	1,093,500

	Transportation - 2.71%
4,500	FedEx Corp.	630,990
5,500	Norfolk Southern Corp.	965,635
		1,596,625
	Total Industrials (Cost $4,658,314)	7,028,905

	INFORMATION TECHNOLOGY - 24.46%
	Computers - 6.57%
4,000	Apple, Inc.	1,459,200
7,100	International Business Machines Corp.	857,467
11,000	NetApp, Inc.	488,070
22,000	Seagate Technology PLC	1,065,020
		3,869,757
	Electronics - 1.12%
15,500	Benchmark Electronics, Inc.	334,800
10,000	Jabil, Inc.	320,800
		655,600
	Internet - 1.21%
36,000	NortonLifeLock, Inc.	713,880

	Semiconductors - 6.65%
40,000	Cohu, Inc.	693,600
18,000	Intel Corp.	1,076,940

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)(Continued)

Shares		Value
	INFORMATION TECHNOLOGY - 24.46% (Continued)
	Semiconductors - 6.65% (Continued)
2,900	Lam Research Corp.	$938,034
13,200	QUALCOMM, Inc.	1,203,972
		3,912,546
	Software - 4.25%
7,000	Microsoft Corp.	1,424,570
19,500	Oracle Corp.	1,077,765
		2,502,335
	Telecommunications - 4.66%
18,000	Cisco Systems, Inc.	839,520
47,100	Corning, Inc.	1,219,890
30,000	Juniper Networks, Inc.	685,800
		2,745,210
	Total Information Technology (Cost $7,158,257)	14,399,328

	MATERIALS - 5.27%
	Chemicals - 2.37%
8,000	Albemarle Corp.	617,680
9,000	Celanese Corp. - Class A	777,060
		1,394,740
	Forest Products & Paper - 1.22%
20,500	International Paper Co.	721,805

	Mining - 1.68%
16,000	Newmont Corp.	987,840

	Total Materials (Cost $2,177,132)	3,104,385

	REAL ESTATE - 4.02%
	Real Estate Investment Trusts (REITS) - 4.02%
7,650	Digital Realty Trust, Inc.	1,087,142
45,000	Kimco Realty Corp.	577,800
40,000	Physicians Realty Trust	700,800
	Total Real Estate (Cost $2,098,064)	2,365,742

	UTILITIES - 0.12%
	Electric - 0.12%
950	Pinnacle West Capital Corp.	69,625
	Total Utilities (Cost $76,982)	69,625

	TOTAL COMMON STOCKS (Cost $37,744,409)	57,036,659

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)(Continued)

Shares		Value
	SHORT-TERM INVESTMENT - 3.10%
	Money Market Fund - 3.10%
1,827,281	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 0.06% (c)	$1,827,281
	TOTAL SHORT-TERM INVESTMENT (Cost $1,827,281)	1,827,281

	Total Investments (Cost $39,571,690) - 99.98%	$58,863,940
	Other Assets Less Liabilities - 0.02%	12,480
	NET ASSETS - 100.00%	$58,876,420

ADR - American Depositary Receipt

^	Represents less than 0.005%

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of June 30, 2020.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

ASSETS
Investment securities:
At cost	$39,571,690
At value	$58,863,940
Dividends and interest receivable	70,510
Prepaid expenses & other assets	25,727
TOTAL ASSETS	58,960,177

LIABILITIES
Payable for Fund shares redeemed	670
Investment advisory fees payable	38,713
Distribution (12b-1) fees payable	12,281
Payable to Related Parties	10,315
Accrued expenses and other liabilities	21,778
TOTAL LIABILITIES	83,757
NET ASSETS	$58,876,420

Net Assets Consist Of:
Paid in capital	$36,668,316
Accumulated earnings	22,208,104
NET ASSETS	$58,876,420

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$54,350,379
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,639,591
Net asset value (Net Assets ÷ Shares Outstanding, offering price ) and redemption price per share (a)	$20.59

Advisor Class Shares:
Net Assets	$4,526,041
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	219,152
Net asset value (Net Assets ÷ Shares Outstanding, offering price ) and redemption price per share (a)	$20.65

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME
Dividends *	$1,397,469
Interest	4,258
TOTAL INVESTMENT INCOME	1,401,727

EXPENSES
Investment advisory fees	315,104
Distribution (12b-1) fees:
Investor Class	73,357
Administration fees	22,171
Transfer agent fees	20,658
Fund accounting fees	19,346
Trustees’ fees	14,937
Shareholder reporting expense	12,643
Legal fees	9,511
Audit fees	9,443
Compliance officer fees	9,055
Registration fees	8,439
Third party administrative servicing fees	4,132
Custody fees	2,484
Insurance expense	2,188
Other expenses	1,010
TOTAL EXPENSES	524,478

Less: Fees waived by the Adviser	(61,202)

NET EXPENSES	463,276
NET INVESTMENT INCOME	938,451

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	683,550
Net change in unrealized depreciation on investments	(13,546,215)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,862,665)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,924,214)

*	Includes withholding tax of $3,092.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
FROM OPERATIONS
Net investment income	$938,451	$1,001,758
Net realized gain from investments	683,550	5,618,905
Net change in unrealized appreciation/(depreciation) on investments	(13,546,215)	10,840,477
Net increase/(decrease) in net assets resulting from operations	(11,924,214)	17,461,140

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Investor Class	—	(5,046,464)
Advisor Class	—	(371,762)
Net decrease in net assets from distributions to shareholders	—	(5,418,226)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Investor Class	554,682	1,304,744
Advisor Class	520,560	209,574
Net asset value of shares issued in reinvestment of distributions
Investor Class	—	4,922,425
Advisor Class	—	369,000
Payments for shares redeemed
Investor Class	(7,847,639)	(13,102,404)
Advisor Class	(403,552)	(1,176,902)
Redemption fee proceeds
Investor Class	224	89
Advisor Class	17	6
Net decrease in net assets from shares of beneficial interest	(7,175,708)	(7,473,468)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(19,099,922)	4,569,446

NET ASSETS
Beginning of Period	77,976,342	73,406,896
End of Period	$58,876,420	$77,976,342

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended	For the
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
SHARE ACTIVITY - INVESTOR CLASS
Shares sold	28,155	57,215
Shares reinvested	—	208,843
Shares redeemed	(393,941)	(560,016)
Net decrease in shares of beneficial interest outstanding	(365,786)	(293,958)

SHARE ACTIVITY - ADVISOR CLASS
Shares sold	24,581	9,334
Shares reinvested	—	15,629
Shares redeemed	(22,745)	(50,147)
Net increase/(decrease) in shares of beneficial interest outstanding	1,836	(25,184)

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2020		December 31,		December 31,		December 31,	December 31,	December 31,
	(Unaudited)		2019		2018		2017	2016	2015
Net asset value, beginning of period	$24.19		$20.72		$24.79		$23.27	$21.13	$24.67
Activity from investment operations:
Net investment income (1)	0.31		0.30		0.25		0.32	0.29	0.24
Net realized and unrealized gain/(loss) on investments	(3.91)		4.93		(2.16)		3.79	3.03	(1.83)
Total from investment operations	(3.60)		5.23		(1.91)		4.11	3.32	(1.59)
Less distributions from:
Net investment income	—		(0.31)		(0.25)		(0.31)	(0.30)	(0.23)
Net realized gain on investments	—		(1.45)		(1.91)		(2.28)	(0.88)	(1.69)
Return of capital	—		—		—		—	—	(0.03)
Total distributions	—		(1.76)		(2.16)		(2.59)	(1.18)	(1.95)
Paid in capital from redemption fees (5)	0.00		0.00		0.00		0.00	0.00	0.00
Net asset value, end of year	$20.59		$24.19		$20.72		$24.79	$23.27	$21.13
Total return (2)	(14.88	)% (8)	25.47	% (6)	(8.10	)% (6)	17.76%	15.62%	(6.32)%
Net assets, at end of period (000s)	$54,350		$72,709		$68,373		$83,611	$69,119	$71,470
Ratio of gross expenses to average net assets (3)(4)	1.68	% (7)	1.63%		1.64%		1.61%	1.64%	1.58%
Ratio of net expenses to average net assets (4)	1.49	% (7)	1.49%		1.49%		1.50%	1.51%	1.49%
Ratio of net investment income to average net assets (4)	2.97	% (7)	1.29%		0.98%		1.28%	1.33%	0.96%
Portfolio turnover rate	0.70	% (8)	1.78%		16.28%		22.16%	7.99%	12.38%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.005 per share.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized for periods less than one full year.

(8)	Not annualized.

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$24.24		$20.76	$24.83	$23.30	$21.16	$24.71
Activity from investment operations:
Net investment income (1)	0.33		0.36	0.31	0.38	0.35	0.29
Net realized and unrealized gain/(loss) on investments	(3.92)		4.94	(2.15)	3.80	3.03	(1.82)
Total from investment operations	(3.59)		5.30	(1.84)	4.18	3.38	(1.53)
Less distributions from:
Net investment income	—		(0.37)	(0.32)	(0.37)	(0.36)	(0.30)
Net realized gain on investments	—		(1.45)	(1.91)	(2.28)	(0.88)	(1.69)
Return of capital	—		—	—	—	—	(0.03)
Total distributions	—		(1.82)	(2.23)	(2.65)	(1.24)	(2.02)
Paid in capital from redemption fees (5)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$20.65		$24.24	$20.76	$24.83	$23.30	$21.16
Total return (2)	(14.81	)% (7)	25.78%	(7.83)%	18.05%	15.87%	(6.09)%
Net assets, at end of period (000s)	$4,526		$5,267	$5,033	$6,376	$2,673	$2,820
Ratio of gross expenses to average net assets (3)(4)	1.44	% (6)	1.38%	1.39%	1.36%	1.39%	1.32%
Ratio of net expenses to average net assets (4)	1.24	% (6)	1.24%	1.24%	1.25%	1.26%	1.24%
Ratio of net investment income to average net assets (4)	3.19	% (6)	1.54%	1.23%	1.52%	1.59%	1.21%
Portfolio turnover rate	0.70	% (7)	1.78%	16.28%	22.16%	7.99%	12.38%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.005 per share.

(6)	Annualized for periods less than one full year.

(7)	Not annualized.

See accompanying notes to financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)

NOTE 1 - ORGANIZATION

The Al Frank Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998, and April 30, 2006, respectively.

Advisor Class Shares are offered primarily to qualified registered investment advisers, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Fund. The Fund may also be purchased by qualified investors directly through the Fund’s Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Fund to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Fund to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Ohio. For the years ended December 31, 2016 through December 31, 2018, the Fund’s jurisdictions included the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)(Continued)

based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred. The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the six months ended June 30, 2020, the Al Frank Fund assessed $241 in redemption fees.

E.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

F.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading, (iii) securities

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)(Continued)

determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Fund’s assets measured at fair value:

Al Frank Fund
Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,398,799	$—	$—	$4,398,799
Consumer Discretionary	4,501,515	—	—	4,501,515
Consumer Staples	3,706,681	—	—	3,706,681
Energy	1,847,620	—	—	1,847,620
Financials	8,212,355	—	—	8,212,355
Health Care	7,401,704	—	—	7,401,704
Industrials	7,028,905	—	—	7,028,905
Information Technology	14,399,328	—	—	14,399,328
Materials	3,104,385	—	—	3,104,385
Real Estate	2,365,742	—	—	2,365,742
Utilities	69,625	—	—	69,625
Total Common Stocks	57,036,659	—	—	57,036,659
Short-Term Investment
Money Market Fund	1,827,281	—	—	1,827,281
Total Short-Term Investment	1,827,281	—	—	1,827,281
Total Investments	$58,863,940	$—	$—	$58,863,940

There were no Level 3 securities held in the Fund during the six months ended June 30, 2020.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Kovitz Investment Group Partners, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (“Advisory Fees”).

For the six months ended June 30, 2020, the Adviser earned $315,104 in Advisory Fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of the Fund’s average net assets for Investor Class and Advisor Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years only if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) would not cause the Fund to exceed the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid only if reimbursement is made within three years from the date the fees and expenses were initially waived or reimbursed. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2020, the Adviser waived its fees in the amount of $61,202.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2020	12/31/2021	12/31/2022
$85,266	$133,701	$105,460

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)(Continued)

During the year ended December 31, 2019, $94,767 of previously waived fees expired unrecouped.

Distributor – The distributor for the Fund is Northern Lights Distributors LLC (the “Distributor”) and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Investor Class Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for ongoing distribution-related activities or shareholder services. Under the Investor Class Plan, the Fund is permitted to pay a fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Investor Class shares. The Fund pays the Distributor to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended June 30, 2020, the Al Frank Fund Investor Class shares incurred 12b-1 fees of $73,357. For the six months ended June 30, 2020, the Al Frank Fund Investor Class shares paid the Distributor underwriting fees of $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the Fund was $438,262 and $7,130,109, respectively.

NOTE 6 - AGGREGATE UNREALIZED APPRECIATION & DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$39,454,644
Unrealized Appreciation	$21,690,013
Unrealized Depreciation	(2,280,717)
Tax Net Unrealized Appreciation	$19,409,296

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)(Continued)

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$965,823	$817,098
Long-Term Capital Gain	4,452,403	6,263,668
Return of Capital	—	23,417
	$5,418,226	$7,104,183

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$143,619	$1,033,188	$—	$—	$—	$32,955,511	$34,132,318

The difference between book basis and tax basis accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

NOTE 8 – SUBSEQUENT EVENT

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Al Frank Fund
EXPENSE EXAMPLES at June 30, 2020 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (1/1/20 – 6/30/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively. Although the Fund does not charge a sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

				Expenses Paid	Expense Ratio
		Beginning Account	Ending Account	During Period *	During Period **
Actual		Value 1/1/2020	Value 6/30/2020	1/1/20-6/30/20	1/1/20-6/30/20
Al Frank Fund
	Investor Class	$1,000.00	$851.20	$6.86	1.49%
	Advisor Class	1,000.00	851.90	5.71	1.24%
Hypothetical (5% return before Expenses)
Al Frank Fund
	Investor Class	$1,000.00	$1,017.45	$7.47	1.49%
	Advisor Class	1,000.00	1,018.70	6.22	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Advisor
Kovitz Investment Group Partners, LLC
115 S. LaSalle Street, 27th Floor
Chicago, IL 60603
alfrankfunds.com

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Transfer Agent
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Fund’s web site contains resources for both current and potential shareholders, including:

● Performance through the most recent quarter and month-end

● Applications, including new account forms, IRA and IRA transfer forms

● Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/4/20

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 9/4/20